UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2011

ECOTALITY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3720
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 10, 2011, ECOtality, Inc. (the “Company”) and ABB Technology Ventures Ltd. (“ABB”) amended and restated the Investor Rights Agreement that they originally entered into on January 13, 2011.  The changes to the original Investor Rights Agreement include (i) removing the warrant held by ABB from the securities that the Company is initially required to register and (ii) including a provision that requires the Company to register the warrant upon receipt of a written request from ABB, subject to the terms of the Amended and Restated Investor Rights Agreement.

The foregoing description of the terms and conditions of the Amended and Restated Investor Rights Agreement is qualified in its entirety by the full text of the Amended and Restated Investor Rights Agreement attached hereto as an Exhibit.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

10.1	Amended and Restated Investor Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	February 10, 2011
Jonathan R. Read

/s/ H. Ravi Brar	Chief Financial Officer	February 10, 2011
H. Ravi Brar